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     INHEIRITAGE ACCOUNT OF FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
    VEL ACCOUNT III OF ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY

       SUPPLEMENT DATED FEBRUARY 14, 2000 TO PROSPECTUS DATED MAY 1, 1999

On January 31, 2000, Allmerica Financial Life Insurance and Annuity Company ("Allmerica Financial"), First Allmerica Financial Life Insurance Company ("First Allmerica"), (collectively, the "Companies") and several other applicants filed an application with the Securities and Exchange Commission in part seeking an order approving the substitution of shares of the Investment Grade Income Fund ("IGIF") of Allmerica Investment Trust ("AIT") for shares of the Select Income Fund ("SIF") of AIT. Shares of IGIF are currently held by sub-accounts ("IGIF Sub-Accounts") and shares of SIF are currently held by sub-accounts ("SIF Sub-Accounts") of the Separate Accounts listed above. To the extent required by law, approvals of such substitutions will also be obtained from the state insurance regulators in certain jurisdictions. The Companies will bear any expenses in connection with the proposed substitution. Although subject to change and obtaining necessary regulatory approvals, the Companies are currently planning to effect the substitution on or about July 1, 2000.

The effect of the substitution would be to have IGIF replace SIF as an investment option under the Policies described in the May 1, 1999 prospectus. After the date of the substitution, the SIF Sub-Accounts, as well as the IGIF Sub-Accounts, will invest in IGIF.

As of May 1, 2000, SIF will no longer be offered as an investment option under the Policies. Policy owners who have a dollar-cost averaging, rebalancing, or asset allocation program in effect that includes the SIF Sub-Account will be able to continue such pre-scheduled transactions until April 30, 2000, but no new allocations may be made to the SIF Sub-Account on or after May 1, 2000. Policy owners with Account Value allocated to the SIF Sub-Account as of May 1, 2000 may remain in the SIF Sub-Account until the date they transfer account value out of the SIF Sub-Account. On or after the date of the substitution, SIF will no longer exist.

From the date of this supplement to the date the substitution takes place, each Policy owner will be permitted to make one transfer of all amounts in the SIF Sub-Account to the other investment options available under the Policy without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each Policy year. If the proposed substitution is completed, each Policy owner affected by the substitution will be sent a written notice. For a period of 60 days after the substitution, each affected Policy owner may then make one transfer of all amounts allocated to the Sub-account investing in IGIF to any other investment options available under the Policy, without the imposition of any charge and without that transfer counting as one of the twelve "free" transfers permitted each Policy year. Also, the Companies will not exercise any rights reserved under any Policy to impose additional restrictions on transfers until at least thirty (30) days after the substitution.

The investment objective of IGIF is to seek as high a level of total return, which includes capital appreciation as well as income, as is consistent with prudent investment management. Policy owners and prospective purchasers should carefully read the information for the IGIF Fund included in the AIT prospectus, which is attached to the May 1, 1999 prospectus for the Policies.


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             This supplement should be retained with the Prospectus
for further reference.